UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 5, 2026

Hashdex Nasdaq CME Crypto Index ETF

(Exact name of registrant specified in its charter)

Delaware	001-42511	33-2103856
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 West 44th Street, Suite 200

New York, NY 10036

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (866) 403-5272

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Beneficial Interest of Hashdex Nasdaq CME Crypto Index ETF	NCIQ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On March 5, 2026, Hashdex Ltd. (“Hashdex”), the controlling entity of Hashdex Asset Management Ltd., the sponsor of the Hashdex Nasdaq CME Crypto Index ETF (the “Trust”) (the “Sponsor”), announced the following leadership changes at the Hashdex group level, effective immediately:

Marcelo Sampaio, who served as Chief Executive Officer and President of Hashdex, has transitioned to the role of Executive Chairman. In his new role, Mr. Sampaio will lead Hashdex’s Board of Directors, guide long-term strategy and capital allocation, and oversee major corporate initiatives on a full-time basis.

Bruno Caratori, Co-Founder of Hashdex and Chief Operating Officer, has been appointed Global Chief Executive Officer. As Global CEO, Mr. Caratori will lead Hashdex’s worldwide strategy, operations, and growth initiatives.

Mick McLaughlin has been appointed U.S. Chief Executive Officer. Mr. McLaughlin will also continue to serve as Global Head of Distribution.

The leadership changes described above were made at the Hashdex Ltd. level and do not affect the Sponsor or the management and operation of the Trust. Bruno Sousa continues to serve as the Trust’s principal executive officer and Samir Kerbage continues to serve as the Trust’s Principal Financial Officer and Principal Accounting Officer.

There are no arrangements or understandings between any of the newly appointed officers and any other persons pursuant to which they were appointed. There are no family relationships among any of the officers, and none of the newly appointed officers has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the press release announcing these leadership changes is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated March 5, 2026 – Hashdex Leadership Changes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2026	HASHDEX NASDAQ CME CRYPTO INDEX ETF

	By:	/s/ Samir Elias Hachem Kerbage
	Name:	Samir Elias Hachem Kerbage
	Title:	Director of the Sponsor (Principal Finance Officer and Principal Accounting Officer)

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